EXHIBIT 99.13

CLASS               TYPE   CPN     MTR   STRIPPED OFFER   FULL CPN OFFER    CPN
1A1                 3/1s   3.52%    33                         SOLD        4.086
2A1                 3/1s   3.76     35                         SOLD        4.569
3A1                 5/1s   3.97     59        SOLD
4A1                 5/1s   3.97     60    N+150 101-16     N+209 102-30    5.123
5A1                 5/1s   3.97     60    N+150 101-16     N+175 102-03    4.404
6A1                 7/1s   4.11     82    N+170 101-16     N+200 102-27    4.961

*all bonds run to earlier of balloon at reset or 5% cleanup call

*on stripped bonds, we will adjust coupon to maintain spread and $ as mkt moves.

HIGHLIGHTS: G1   4.37%gwac 45%low doc             G4 73% low doc 384k avg ln bal
            G2   82% low doc, 380k avg ln.bal     G5 45% ficos <680, 308k avg ln
            G3   89% ppay penalty, 60% low doc    G6 55% ppay pen
marm0302 - Price/Yield - 1A1

Balance     $44,000,000.00    Delay                    24    WAC(1)    4.375
Coupon                3.52    Dated              7/1/2003    NET(1)    4.086
Settle           7/30/2003    First Payment     8/25/2003    WAM(1)      360

*Coupon = netrate - 0.5663 through month 34 then netrate - 0.26

Run to the earlier of 5% cleanup call and the weighted average reset in 35 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  2.9939          2.9039          2.8167          2.7267
       101-09                  2.9824          2.8904          2.8015          2.7096
       101-10                  2.9708          2.8770          2.7863          2.6926
       101-11                  2.9592          2.8636          2.7711          2.6755
       101-12                  2.9477          2.8502          2.7559          2.6585
       101-13                  2.9361          2.8368          2.7407          2.6415
       101-14                  2.9246          2.8234          2.7255          2.6245
       101-15                  2.9130          2.8100          2.7103          2.6075
       101-16                  2.9015          2.7966          2.6952          2.5905
       101-17                  2.8899          2.7833          2.6800          2.5735
       101-18                  2.8784          2.7699          2.6649          2.5565
       101-19                  2.8669          2.7565          2.6497          2.5395
       101-20                  2.8554          2.7432          2.6346          2.5225
       101-21                  2.8438          2.7298          2.6195          2.5056
       101-22                  2.8323          2.7165          2.6043          2.4886
       101-23                  2.8208          2.7031          2.5892          2.4717
       101-24                  2.8093          2.6898          2.5741          2.4547

Spread @ Center Price             103             109             111             110
         WAL                     2.83            2.43            2.14            1.90
      Mod Durn                  2.664           2.297           2.027           1.808
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  2.5721          2.2603          1.9666          1.5464
       101-09                  2.5519          2.2337          1.9339          1.5051
       101-10                  2.5317          2.2071          1.9013          1.4638
       101-11                  2.5115          2.1805          1.8686          1.4226
       101-12                  2.4913          2.1539          1.8360          1.3813
       101-13                  2.4711          2.1273          1.8035          1.3402
       101-14                  2.4509          2.1007          1.7709          1.2990
       101-15                  2.4307          2.0742          1.7384          1.2579
       101-16                  2.4106          2.0477          1.7059          1.2168
       101-17                  2.3904          2.0212          1.6734          1.1757
       101-18                  2.3703          1.9947          1.6409          1.1347
       101-19                  2.3501          1.9682          1.6084          1.0937
       101-20                  2.3300          1.9418          1.5760          1.0527
       101-21                  2.3099          1.9153          1.5436          1.0118
       101-22                  2.2898          1.8889          1.5112          0.9709
       101-23                  2.2697          1.8625          1.4789          0.9300
       101-24                  2.2497          1.8361          1.4465          0.8892

Spread @ Center Price             103              81              55               8
         WAL                     1.59            1.20            0.97            0.76
      Mod Durn                  1.525           1.159           0.945           0.748
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 2A1

Balance     $48,000,000.00    Delay                    24    WAC(2)    5.509
Coupon              3.7689    Dated              7/1/2003    NET(2)    5.161
Settle           7/30/2003    First Payment     8/25/2003    WAM(2)      359

*Coupon = netrate - 1.3922 through month 32 then netrate - 0.44

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-16                  3.0093          2.9082          2.8107          2.7102
       101-17                  2.9971          2.8942          2.7949          2.6926
       101-18                  2.9850          2.8802          2.7792          2.6750
       101-19                  2.9728          2.8662          2.7634          2.6575
       101-20                  2.9606          2.8522          2.7477          2.6399
       101-21                  2.9485          2.8382          2.7320          2.6224
       101-22                  2.9363          2.8243          2.7162          2.6049
       101-23                  2.9242          2.8103          2.7005          2.5873
       101-24                  2.9120          2.7963          2.6848          2.5698
       101-25                  2.8999          2.7824          2.6691          2.5523
       101-26                  2.8878          2.7684          2.6534          2.5348
       101-27                  2.8757          2.7545          2.6377          2.5173
       101-28                  2.8635          2.7406          2.6220          2.4999
       101-29                  2.8514          2.7266          2.6064          2.4824
       101-30                  2.8393          2.7127          2.5907          2.4649
       101-31                  2.8272          2.6988          2.5750          2.4475
       102-00                  2.8151          2.6849          2.5594          2.4300

Spread @ Center Price             110             113             113             110
         WAL                     2.68            2.32            2.06            1.84
      Mod Durn                  2.526           2.197           1.952           1.751
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-16                  2.5375          2.1890          1.8596          1.3933
       101-17                  2.5169          2.1621          1.8267          1.3522
       101-18                  2.4962          2.1352          1.7940          1.3112
       101-19                  2.4755          2.1083          1.7612          1.2702
       101-20                  2.4549          2.0814          1.7285          1.2292
       101-21                  2.4342          2.0545          1.6957          1.1882
       101-22                  2.4136          2.0277          1.6631          1.1473
       101-23                  2.3930          2.0009          1.6304          1.1064
       101-24                  2.3724          1.9740          1.5977          1.0655
       101-25                  2.3518          1.9473          1.5651          1.0247
       101-26                  2.3312          1.9205          1.5325          0.9839
       101-27                  2.3106          1.8937          1.4999          0.9431
       101-28                  2.2901          1.8670          1.4673          0.9024
       101-29                  2.2695          1.8402          1.4348          0.8617
       101-30                  2.2490          1.8135          1.4023          0.8210
       101-31                  2.2285          1.7868          1.3698          0.7803
       102-00                  2.2080          1.7601          1.3373          0.7397

Spread @ Center Price             101              74              44              -7
         WAL                     1.55            1.18            0.96            0.76
      Mod Durn                  1.488           1.143           0.939           0.750
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 3A1

Balance     $72,000,000.00    Delay                    24    WAC(3)    5.240
Coupon              3.9736    Dated              7/1/2003    NET(3)    4.668
Settle           7/30/2003    First Payment     8/25/2003    WAM(3)      359

*Coupon = netrate - 0.6949 through month 58 then netrate - 0.125

Run to the earlier of 5% cleanup call and the weighted average reset in 59 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-16                  3.5854          3.4726          3.3585          3.2398
       101-17                  3.5782          3.4633          3.3472          3.2265
       101-18                  3.5709          3.4541          3.3360          3.2132
       101-19                  3.5637          3.4448          3.3248          3.1999
       101-20                  3.5564          3.4356          3.3136          3.1866
       101-21                  3.5492          3.4264          3.3023          3.1733
       101-22                  3.5420          3.4172          3.2911          3.1600
       101-23                  3.5347          3.4080          3.2799          3.1467
       101-24                  3.5275          3.3987          3.2687          3.1335
       101-25                  3.5203          3.3895          3.2575          3.1202
       101-26                  3.5131          3.3803          3.2463          3.1070
       101-27                  3.5058          3.3711          3.2351          3.0937
       101-28                  3.4986          3.3619          3.2239          3.0805
       101-29                  3.4914          3.3527          3.2128          3.0673
       101-30                  3.4842          3.3435          3.2016          3.0540
       101-31                  3.4770          3.3344          3.1904          3.0408
       102-00                  3.4698          3.3252          3.1793          3.0276

Spread @ Center Price              92             120             133             140
         WAL                     4.72            3.66            2.98            2.49
      Mod Durn                  4.245           3.331           2.739           2.313
  Principal Window      Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-16                  3.0293          2.5806          2.1550          1.6308
       101-17                  3.0124          2.5559          2.1228          1.5896
       101-18                  2.9954          2.5311          2.0907          1.5485
       101-19                  2.9784          2.5064          2.0586          1.5074
       101-20                  2.9615          2.4816          2.0266          1.4663
       101-21                  2.9446          2.4569          1.9945          1.4252
       101-22                  2.9276          2.4323          1.9625          1.3842
       101-23                  2.9107          2.4076          1.9305          1.3432
       101-24                  2.8938          2.3829          1.8985          1.3023
       101-25                  2.8769          2.3583          1.8666          1.2613
       101-26                  2.8601          2.3337          1.8347          1.2204
       101-27                  2.8432          2.3091          1.8028          1.1795
       101-28                  2.8263          2.2845          1.7709          1.1387
       101-29                  2.8095          2.2599          1.7390          1.0979
       101-30                  2.7926          2.2354          1.7072          1.0571
       101-31                  2.7758          2.2108          1.6753          1.0163
       102-00                  2.7590          2.1863          1.6435          0.9756

Spread @ Center Price             139             111              74              17
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.244           0.959           0.748
  Principal Window      Aug03 - Jun08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 4A1

Balance     $78,000,000.00    Delay                    24    WAC(4)    5.526
Coupon              3.9715    Dated              7/1/2003    NET(4)    5.123
Settle           7/30/2003    First Payment     8/25/2003    WAM(4)      359

*Coupon = netrate - 1.1516 through month 59 then netrate - 0.31

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6491          3.5516          3.4530          3.3503
       101-09                  3.6420          3.5424          3.4418          3.3370
       101-10                  3.6348          3.5333          3.4306          3.3238
       101-11                  3.6277          3.5241          3.4195          3.3105
       101-12                  3.6205          3.5150          3.4083          3.2973
       101-13                  3.6134          3.5058          3.3972          3.2840
       101-14                  3.6063          3.4967          3.3860          3.2708
       101-15                  3.5991          3.4876          3.3749          3.2576
       101-16                  3.5920          3.4784          3.3637          3.2444
       101-17                  3.5849          3.4693          3.3526          3.2312
       101-18                  3.5777          3.4602          3.3415          3.2179
       101-19                  3.5706          3.4511          3.3303          3.2048
       101-20                  3.5635          3.4420          3.3192          3.1916
       101-21                  3.5564          3.4328          3.3081          3.1784
       101-22                  3.5493          3.4237          3.2970          3.1652
       101-23                  3.5421          3.4146          3.2859          3.1520
       101-24                  3.5350          3.4055          3.2748          3.1389

Spread @ Center Price              95             126             142             150
         WAL                     4.81            3.71            3.01            2.51
      Mod Durn                  4.315           3.370           2.762           2.327
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1681          2.7783          2.4118          1.9604
       101-09                  3.1512          2.7534          2.3795          1.9190
       101-10                  3.1342          2.7286          2.3473          1.8776
       101-11                  3.1173          2.7037          2.3150          1.8363
       101-12                  3.1003          2.6789          2.2828          1.7949
       101-13                  3.0834          2.6541          2.2506          1.7537
       101-14                  3.0665          2.6293          2.2184          1.7124
       101-15                  3.0496          2.6045          2.1863          1.6712
       101-16                  3.0327          2.5797          2.1541          1.6300
       101-17                  3.0158          2.5550          2.1220          1.5889
       101-18                  2.9989          2.5303          2.0899          1.5477
       101-19                  2.9821          2.5056          2.0579          1.5066
       101-20                  2.9652          2.4809          2.0258          1.4656
       101-21                  2.9484          2.4562          1.9938          1.4245
       101-22                  2.9315          2.4315          1.9618          1.3835
       101-23                  2.9147          2.4069          1.9298          1.3426
       101-24                  2.8979          2.3822          1.8979          1.3016

Spread @ Center Price             153             131              99              50
         WAL                     1.94            1.29            0.98            0.76
      Mod Durn                  1.820           1.241           0.957           0.746
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              3.9723    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate - 0.4322 through month 59 then netrate - 0.35

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.6417          3.5458          3.4482          3.3463
       101-09                  3.6345          3.5366          3.4370          3.3330
       101-10                  3.6273          3.5274          3.4258          3.3197
       101-11                  3.6201          3.5182          3.4146          3.3064
       101-12                  3.6130          3.5090          3.4034          3.2931
       101-13                  3.6058          3.4998          3.3922          3.2798
       101-14                  3.5986          3.4907          3.3810          3.2665
       101-15                  3.5914          3.4815          3.3698          3.2532
       101-16                  3.5843          3.4723          3.3586          3.2400
       101-17                  3.5771          3.4632          3.3474          3.2267
       101-18                  3.5700          3.4540          3.3363          3.2135
       101-19                  3.5628          3.4448          3.3251          3.2002
       101-20                  3.5556          3.4357          3.3139          3.1870
       101-21                  3.5485          3.4265          3.3028          3.1738
       101-22                  3.5413          3.4174          3.2916          3.1605
       101-23                  3.5342          3.4083          3.2805          3.1473
       101-24                  3.5270          3.3991          3.2694          3.1341

Spread @ Center Price              95             126             141             150
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.294           3.356           2.752           2.319
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.1650          2.7767          2.4102          1.9588
       101-09                  3.1480          2.7517          2.3779          1.9173
       101-10                  3.1310          2.7268          2.3455          1.8759
       101-11                  3.1140          2.7019          2.3132          1.8345
       101-12                  3.0970          2.6770          2.2810          1.7932
       101-13                  3.0800          2.6522          2.2487          1.7518
       101-14                  3.0631          2.6273          2.2165          1.7105
       101-15                  3.0461          2.6025          2.1843          1.6693
       101-16                  3.0292          2.5777          2.1521          1.6280
       101-17                  3.0122          2.5529          2.1200          1.5868
       101-18                  2.9953          2.5281          2.0878          1.5457
       101-19                  2.9784          2.5033          2.0557          1.5045
       101-20                  2.9615          2.4786          2.0236          1.4634
       101-21                  2.9446          2.4539          1.9915          1.4223
       101-22                  2.9277          2.4292          1.9595          1.3813
       101-23                  2.9108          2.4045          1.9275          1.3403
       101-24                  2.8940          2.3798          1.8955          1.2993

Spread @ Center Price             152             131              99              49
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.239           0.955           0.745
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                  1.050           1.050           1.050           1.050

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon              4.1155    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.7355 through month 81then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-08                  3.9856          3.8801          3.7729          3.6595
       101-09                  3.9801          3.8725          3.7630          3.6474
       101-10                  3.9745          3.8648          3.7532          3.6353
       101-11                  3.9690          3.8571          3.7434          3.6232
       101-12                  3.9635          3.8494          3.7335          3.6110
       101-13                  3.9579          3.8418          3.7237          3.5990
       101-14                  3.9524          3.8341          3.7139          3.5869
       101-15                  3.9469          3.8264          3.7041          3.5748
       101-16                  3.9413          3.8188          3.6943          3.5627
       101-17                  3.9358          3.8111          3.6845          3.5507
       101-18                  3.9303          3.8035          3.6747          3.5386
       101-19                  3.9248          3.7958          3.6649          3.5265
       101-20                  3.9192          3.7882          3.6551          3.5145
       101-21                  3.9137          3.7805          3.6453          3.5025
       101-22                  3.9082          3.7729          3.6355          3.4904
       101-23                  3.9027          3.7653          3.6257          3.4784
       101-24                  3.8972          3.7576          3.6160          3.4664

Spread @ Center Price              90             127             156             170
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.05            1.05            1.05            1.05


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-08                  3.4565          3.0184          2.6475          2.1906
       101-09                  3.4403          2.9934          2.6151          2.1491
       101-10                  3.4241          2.9685          2.5827          2.1076
       101-11                  3.4080          2.9436          2.5504          2.0662
       101-12                  3.3918          2.9186          2.5181          2.0248
       101-13                  3.3756          2.8937          2.4858          1.9834
       101-14                  3.3595          2.8689          2.4535          1.9420
       101-15                  3.3434          2.8440          2.4213          1.9007
       101-16                  3.3272          2.8191          2.3890          1.8594
       101-17                  3.3111          2.7943          2.3568          1.8182
       101-18                  3.2950          2.7695          2.3247          1.7770
       101-19                  3.2789          2.7447          2.2925          1.7358
       101-20                  3.2628          2.7199          2.2604          1.6946
       101-21                  3.2468          2.6951          2.2283          1.6535
       101-22                  3.2307          2.6704          2.1962          1.6124
       101-23                  3.2146          2.6456          2.1641          1.5713
       101-24                  3.1986          2.6209          2.1320          1.5303

Spread @ Center Price             177             155             123              73
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.908           1.237           0.954           0.744
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  1.10            1.10            1.10            1.10
      LIBOR_1YR                  1.16            1.16            1.16            1.16
       CMT_1YR                   1.05            1.05            1.05            1.05

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 1A1

Balance     $44,000,000.00    Delay                    24    WAC(1)    4.375
Coupon              4.0863    Dated              7/1/2003    NET(1)    4.086
Settle           7/30/2003    First Payment     8/25/2003    WAM(1)      360

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 35 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-31                  3.2722          3.1381          3.0081          2.8739
       102-00                  3.2607          3.1247          2.9930          2.8569
       102-01                  3.2491          3.1113          2.9778          2.8399
       102-02                  3.2375          3.0979          2.9626          2.8229
       102-03                  3.2259          3.0845          2.9474          2.8059
       102-04                  3.2144          3.0711          2.9323          2.7889
       102-05                  3.2028          3.0577          2.9171          2.7719
       102-06                  3.1912          3.0443          2.9020          2.7550
       102-07                  3.1797          3.0309          2.8868          2.7380
       102-08                  3.1681          3.0175          2.8717          2.7210
       102-09                  3.1566          3.0042          2.8566          2.7041
       102-10                  3.1450          2.9908          2.8414          2.6872
       102-11                  3.1335          2.9775          2.8263          2.6702
       102-12                  3.1220          2.9641          2.8112          2.6533
       102-13                  3.1105          2.9508          2.7961          2.6364
       102-14                  3.0989          2.9374          2.7810          2.6195
       102-15                  3.0874          2.9241          2.7659          2.6026

Spread @ Center Price             141             140             136             130
         WAL                     2.83            2.43            2.14            1.90
      Mod Durn                  2.664           2.297           2.027           1.808
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-31                  2.6431          2.1774          1.7385          1.1113
       102-00                  2.6230          2.1509          1.7062          1.0705
       102-01                  2.6028          2.1245          1.6738          1.0297
       102-02                  2.5827          2.0981          1.6415          0.9889
       102-03                  2.5626          2.0717          1.6092          0.9482
       102-04                  2.5425          2.0453          1.5769          0.9075
       102-05                  2.5224          2.0189          1.5447          0.8668
       102-06                  2.5023          1.9926          1.5125          0.8262
       102-07                  2.4822          1.9663          1.4803          0.7856
       102-08                  2.4622          1.9400          1.4481          0.7450
       102-09                  2.4421          1.9137          1.4159          0.7044
       102-10                  2.4221          1.8874          1.3838          0.6639
       102-11                  2.4020          1.8611          1.3517          0.6234
       102-12                  2.3820          1.8349          1.3196          0.5829
       102-13                  2.3620          1.8086          1.2875          0.5425
       102-14                  2.3420          1.7824          1.2554          0.5021
       102-15                  2.3220          1.7562          1.2234          0.4617

Spread @ Center Price             119              86              47             -21
         WAL                     1.59            1.20            0.97            0.76
      Mod Durn                  1.525           1.159           0.945           0.748
  Principal Window      Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jun06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 2A1

Balance     $48,000,000.00    Delay                    24    WAC(2)    5.509
Coupon              4.5695    Dated              7/1/2003    NET(2)    5.161
Settle           7/30/2003    First Payment     8/25/2003    WAM(2)      359

*Coupon = netrate - 0.5916 through month 32 then netrate - 0.44

Run to the earlier of 5% cleanup call and the weighted average reset in 33 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-16                  3.3702          3.2104          3.0560          2.8966
       102-17                  3.3580          3.1964          3.0403          2.8791
       102-18                  3.3458          3.1824          3.0246          2.8616
       102-19                  3.3336          3.1684          3.0089          2.8441
       102-20                  3.3214          3.1545          2.9932          2.8266
       102-21                  3.3093          3.1405          2.9775          2.8091
       102-22                  3.2971          3.1265          2.9618          2.7917
       102-23                  3.2850          3.1126          2.9461          2.7742
       102-24                  3.2728          3.0986          2.9304          2.7568
       102-25                  3.2606          3.0847          2.9148          2.7393
       102-26                  3.2485          3.0708          2.8991          2.7219
       102-27                  3.2364          3.0568          2.8834          2.7045
       102-28                  3.2242          3.0429          2.8678          2.6870
       102-29                  3.2121          3.0290          2.8522          2.6696
       102-30                  3.2000          3.0151          2.8365          2.6522
       102-31                  3.1878          3.0011          2.8209          2.6348
       103-00                  3.1757          2.9872          2.8053          2.6175

Spread @ Center Price             155             150             143             135
         WAL                     2.68            2.32            2.06            1.84
      Mod Durn                  2.526           2.197           1.952           1.751
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-16                  2.6222          2.0679          1.5439          0.8054
       102-17                  2.6016          2.0412          1.5115          0.7650
       102-18                  2.5811          2.0146          1.4791          0.7246
       102-19                  2.5605          1.9879          1.4468          0.6842
       102-20                  2.5400          1.9613          1.4145          0.6439
       102-21                  2.5195          1.9347          1.3822          0.6036
       102-22                  2.4990          1.9082          1.3499          0.5633
       102-23                  2.4785          1.8816          1.3176          0.5231
       102-24                  2.4580          1.8550          1.2854          0.4828
       102-25                  2.4376          1.8285          1.2532          0.4427
       102-26                  2.4171          1.8020          1.2210          0.4025
       102-27                  2.3967          1.7755          1.1888          0.3624
       102-28                  2.3762          1.7490          1.1567          0.3223
       102-29                  2.3558          1.7226          1.1246          0.2822
       102-30                  2.3354          1.6961          1.0925          0.2422
       102-31                  2.3150          1.6697          1.0604          0.2021
       103-00                  2.2946          1.6433          1.0283          0.1622

Spread @ Center Price             119              76              28             -51
         WAL                     1.55            1.18            0.96            0.76
      Mod Durn                  1.488           1.143           0.939           0.750
  Principal Window      Aug03 - Apr06   Aug03 - Apr06   Aug03 - Apr06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 3A1

Balance     $72,000,000.00    Delay                    24    WAC(3)    5.240
Coupon              4.6685    Dated              7/1/2003    NET(3)    4.668
Settle           7/30/2003    First Payment     8/25/2003    WAM(3)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 59 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-22                  3.9859          3.7954          3.6031          3.4032
       102-23                  3.9787          3.7862          3.5919          3.3900
       102-24                  3.9714          3.7770          3.5807          3.3768
       102-25                  3.9641          3.7677          3.5695          3.3635
       102-26                  3.9568          3.7585          3.5583          3.3503
       102-27                  3.9496          3.7493          3.5471          3.3371
       102-28                  3.9423          3.7400          3.5359          3.3239
       102-29                  3.9350          3.7308          3.5247          3.3107
       102-30                  3.9278          3.7216          3.5136          3.2975
       102-31                  3.9205          3.7124          3.5024          3.2843
       103-00                  3.9132          3.7032          3.4912          3.2712
       103-01                  3.9060          3.6940          3.4801          3.2580
       103-02                  3.8987          3.6847          3.4689          3.2448
       103-03                  3.8915          3.6755          3.4578          3.2317
       103-04                  3.8842          3.6664          3.4466          3.2185
       103-05                  3.8770          3.6572          3.4355          3.2054
       103-06                  3.8698          3.6480          3.4244          3.1922

Spread @ Center Price             139             162             170             165
         WAL                     4.72            3.66            2.98            2.49
      Mod Durn                  4.245           3.331           2.739           2.313
  Principal Window      Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08   Aug03 - Jun08

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-22                  3.0494          2.2968          1.5829          0.7050
       102-23                  3.0326          2.2724          1.5514          0.6647
       102-24                  3.0158          2.2481          1.5198          0.6244
       102-25                  2.9990          2.2237          1.4883          0.5842
       102-26                  2.9823          2.1994          1.4569          0.5440
       102-27                  2.9655          2.1751          1.4254          0.5038
       102-28                  2.9487          2.1508          1.3940          0.4636
       102-29                  2.9320          2.1265          1.3625          0.4235
       102-30                  2.9153          2.1022          1.3312          0.3834
       102-31                  2.8985          2.0779          1.2998          0.3433
       103-00                  2.8818          2.0537          1.2684          0.3033
       103-01                  2.8651          2.0295          1.2371          0.2633
       103-02                  2.8484          2.0052          1.2058          0.2233
       103-03                  2.8317          1.9810          1.1745          0.1833
       103-04                  2.8150          1.9569          1.1433          0.1434
       103-05                  2.7984          1.9327          1.1120          0.1035
       103-06                  2.7817          1.9085          1.0808          0.0636

Spread @ Center Price             147              95              32             -61
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.244           0.959           0.748
  Principal Window      Aug03 - Jun08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 4A1

Balance     $78,000,000.00    Delay                    24    WAC(4)    5.526
Coupon              5.1231    Dated              7/1/2003    NET(4)    5.123
Settle           7/30/2003    First Payment     8/25/2003    WAM(4)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-22                  4.4436          4.2498          4.0539          3.8504
       102-23                  4.4364          4.2405          4.0427          3.8371
       102-24                  4.4291          4.2313          4.0315          3.8239
       102-25                  4.4219          4.2221          4.0203          3.8106
       102-26                  4.4146          4.2129          4.0091          3.7974
       102-27                  4.4074          4.2036          3.9979          3.7842
       102-28                  4.4002          4.1944          3.9867          3.7709
       102-29                  4.3929          4.1852          3.9755          3.7577
       102-30                  4.3857          4.1760          3.9644          3.7445
       102-31                  4.3785          4.1668          3.9532          3.7313
       103-00                  4.3712          4.1576          3.9420          3.7181
       103-01                  4.3640          4.1484          3.9309          3.7049
       103-02                  4.3568          4.1392          3.9197          3.6917
       103-03                  4.3496          4.1300          3.9086          3.6785
       103-04                  4.3424          4.1208          3.8974          3.6654
       103-05                  4.3351          4.1117          3.8863          3.6522
       103-06                  4.3279          4.1025          3.8751          3.6391

Spread @ Center Price             181             206             213             209
         WAL                     4.81            3.71            3.01            2.51
      Mod Durn                  4.315           3.370           2.762           2.327
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-22                  3.4901          2.7220          1.9998          1.1117
       102-23                  3.4733          2.6974          1.9681          1.0712
       102-24                  3.4564          2.6729          1.9364          1.0308
       102-25                  3.4396          2.6485          1.9048          0.9904
       102-26                  3.4228          2.6240          1.8731          0.9500
       102-27                  3.4059          2.5995          1.8415          0.9097
       102-28                  3.3891          2.5751          1.8100          0.8694
       102-29                  3.3723          2.5507          1.7784          0.8291
       102-30                  3.3555          2.5262          1.7469          0.7888
       102-31                  3.3388          2.5019          1.7154          0.7486
       103-00                  3.3220          2.4775          1.6839          0.7084
       103-01                  3.3052          2.4531          1.6524          0.6683
       103-02                  3.2885          2.4288          1.6210          0.6281
       103-03                  3.2717          2.4044          1.5895          0.5880
       103-04                  3.2550          2.3801          1.5581          0.5479
       103-05                  3.2383          2.3558          1.5268          0.5079
       103-06                  3.2216          2.3316          1.4954          0.4679

Spread @ Center Price             190             138              74             -21
         WAL                     1.94            1.29            0.98            0.76
      Mod Durn                  1.820           1.241           0.957           0.746
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 5A1

Balance     $32,000,000.00    Delay                    24    WAC(5)    4.833
Coupon              4.4045    Dated              7/1/2003    NET(5)    4.404
Settle           7/30/2003    First Payment     8/25/2003    WAM(5)      359

*Coupon = netrate

Run to the earlier of 5% cleanup call and the weighted average reset in 60 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       101-27                  3.9307          3.7945          3.6564          3.5125
       101-28                  3.9235          3.7853          3.6452          3.4992
       101-29                  3.9163          3.7761          3.6339          3.4859
       101-30                  3.9091          3.7669          3.6227          3.4726
       101-31                  3.9019          3.7577          3.6115          3.4593
       102-00                  3.8947          3.7485          3.6003          3.4461
       102-01                  3.8875          3.7393          3.5891          3.4328
       102-02                  3.8803          3.7301          3.5779          3.4195
       102-03                  3.8731          3.7209          3.5668          3.4063
       102-04                  3.8659          3.7117          3.5556          3.3931
       102-05                  3.8587          3.7025          3.5444          3.3798
       102-06                  3.8515          3.6933          3.5332          3.3666
       102-07                  3.8443          3.6842          3.5221          3.3534
       102-08                  3.8371          3.6750          3.5109          3.3402
       102-09                  3.8299          3.6658          3.4998          3.3269
       102-10                  3.8228          3.6567          3.4886          3.3137
       102-11                  3.8156          3.6475          3.4775          3.3006

Spread @ Center Price             131             161             174             175
         WAL                     4.79            3.69            3.00            2.50
      Mod Durn                  4.294           3.356           2.752           2.319
  Principal Window      Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08   Aug03 - Jul08

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       101-27                  3.2571          2.7114          2.1975          1.5650
       101-28                  3.2402          2.6866          2.1655          1.5240
       101-29                  3.2232          2.6619          2.1334          1.4830
       101-30                  3.2063          2.6371          2.1014          1.4420
       101-31                  3.1894          2.6124          2.0694          1.4010
       102-00                  3.1725          2.5877          2.0374          1.3601
       102-01                  3.1556          2.5630          2.0054          1.3192
       102-02                  3.1387          2.5384          1.9735          1.2784
       102-03                  3.1218          2.5137          1.9416          1.2376
       102-04                  3.1049          2.4891          1.9097          1.1968
       102-05                  3.0880          2.4645          1.8778          1.1560
       102-06                  3.0712          2.4399          1.8460          1.1153
       102-07                  3.0543          2.4153          1.8141          1.0745
       102-08                  3.0375          2.3907          1.7823          1.0339
       102-09                  3.0207          2.3662          1.7506          0.9932
       102-10                  3.0038          2.3416          1.7188          0.9526
       102-11                  2.9870          2.3171          1.6871          0.9120

Spread @ Center Price             167             137              93              24
         WAL                     1.93            1.29            0.98            0.76
      Mod Durn                  1.815           1.239           0.955           0.745
  Principal Window      Aug03 - Jul08   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

marm0302 - Price/Yield - 6A1

Balance     $14,500,000.00    Delay                    24    WAC(6)    5.563
Coupon               4.961    Dated              7/1/2003    NET(6)    4.961
Settle           7/30/2003    First Payment     8/25/2003    WAM(6)      358

*Coupon = netrate - 0.8455 through month 81then netrate - 0.27

Run to the earlier of 5% cleanup call and the weighted average reset in 82 months.

                                0 CPR          10 CPR          18 CPR          25 CPR
       102-19                  4.4716          4.2707          4.0671          3.8526
       102-20                  4.4660          4.2630          4.0573          3.8405
       102-21                  4.4604          4.2553          4.0475          3.8285
       102-22                  4.4548          4.2476          4.0376          3.8165
       102-23                  4.4492          4.2399          4.0278          3.8044
       102-24                  4.4437          4.2322          4.0180          3.7924
       102-25                  4.4381          4.2245          4.0082          3.7804
       102-26                  4.4325          4.2168          3.9984          3.7684
       102-27                  4.4269          4.2091          3.9887          3.7564
       102-28                  4.4213          4.2015          3.9789          3.7444
       102-29                  4.4158          4.1938          3.9691          3.7325
       102-30                  4.4102          4.1861          3.9593          3.7205
       102-31                  4.4046          4.1785          3.9496          3.7085
       103-00                  4.3990          4.1708          3.9398          3.6966
       103-01                  4.3935          4.1631          3.9300          3.6846
       103-02                  4.3879          4.1555          3.9203          3.6727
       103-03                  4.3823          4.1478          3.9105          3.6607

Spread @ Center Price             145             173             195             200
         WAL                     6.48            4.57            3.50            2.80
      Mod Durn                  5.574           4.021           3.139           2.550
  Principal Window      Aug03 - May10   Aug03 - May10   Aug03 - May10   Aug03 - May10

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048


                               35 CPR          50 CPR          60 CPR          70 CPR
       102-19                  3.4698          2.6446          1.9468          1.0887
       102-20                  3.4538          2.6201          1.9151          1.0482
       102-21                  3.4378          2.5956          1.8834          1.0077
       102-22                  3.4219          2.5711          1.8518          0.9673
       102-23                  3.4059          2.5466          1.8201          0.9269
       102-24                  3.3899          2.5222          1.7885          0.8865
       102-25                  3.3740          2.4977          1.7570          0.8462
       102-26                  3.3580          2.4733          1.7254          0.8059
       102-27                  3.3421          2.4489          1.6939          0.7656
       102-28                  3.3262          2.4245          1.6623          0.7254
       102-29                  3.3103          2.4002          1.6308          0.6851
       102-30                  3.2944          2.3758          1.5994          0.6449
       102-31                  3.2785          2.3515          1.5679          0.6048
       103-00                  3.2626          2.3271          1.5365          0.5646
       103-01                  3.2467          2.3028          1.5051          0.5245
       103-02                  3.2309          2.2785          1.4737          0.4845
       103-03                  3.2150          2.2543          1.4423          0.4444

Spread @ Center Price             184             130              68             -23
         WAL                     2.05            1.29            0.98            0.76
      Mod Durn                  1.908           1.237           0.954           0.744
  Principal Window      Aug03 - Mar10   Aug03 - Oct07   Aug03 - Oct06   Aug03 - Jan06

      LIBOR_6MO                  0.98            0.98            0.98            0.98
      LIBOR_1YR                  1.01            1.01            1.01            1.01
       CMT_1YR                  1.048           1.048           1.048           1.048

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.